Exhibit 99.1

Banc of California Reports Record

Third Quarter Earnings

IRVINE, Calif., (October 19, 2016) –Banc of California, Inc. (NYSE: BANC) today reported record quarterly net income of $35.9 million for the third quarter of 2016, resulting in earnings per share of $0.59 for the quarter, fully diluted. Third quarter net income increased 147% compared to the third quarter of 2015. Net income available to common shareholders for the third quarter was $30.8 million, an increase of 168% compared to the third quarter of 2015.

Highlights for the quarter included:

•	Record quarterly deposit growth of $1.1 billion, or 15%, and annual deposit growth of $3.7 billion, or 67%.

•	Quarterly loan production of $2.6 billion, driven by quarterly commercial banking segment loan and lease originations of $1.1 billion, an increase of 44% from a year ago.

•	Held for investment loan growth of $333 million for the third quarter, an increase of $1.8 billion, or 39% from a year ago.

•	The Company’s return on average assets for the quarter was 1.3% and its return on average tangible common equity for the quarter was 19.5%.

The Company finished the quarter with consolidated assets totaling $11.2 billion, an increase of $1.1 billion, or 10%, compared to the prior quarter, and an increase of $4.0 billion, or 55%, compared to a year ago.

“Our third quarter financial performance showcases the strong credit discipline and growing earnings power of our franchise,” said Steven Sugarman, Chairman and Chief Executive Officer of Banc of California. “We remain focused on ensuring that as we grow, we maintain the controls, culture and values that are making Banc of California great. We continue to see meaningful opportunities to capture market share by empowering California through its diverse businesses, entrepreneurs and communities.”

During the quarter, Banc of California grew its recurring net interest income by $5.9 million, or 7% from the prior quarter, grew total deposits by $1.1 billion, increased held for investment loans by $333 million, or 5% from the prior quarter and reduced FHLB borrowings by $160 million or 17% from the prior quarter.

“We continue to see growth in assets, deposits and loans across our business units. Our consistent progress has now resulted in our franchise meeting or exceeding all of our stated financial targets for 2016, including return on tangible common equity over 15% and return on assets over 1%,” said Francisco Turner, Chief Strategy Officer of Banc of California.

“We have built and strengthened our balance sheet and liquidity position, supported by the strong deposit inflows we continued to experience in the third quarter,” said James McKinney, Chief Financial Officer of Banc of California. “We maintain a strong capital position and have implemented numerous sources of contingent capital including our increased holding company line of credit. As of the end of the third quarter, we now maintain over $7 billion of contingent liquidity to support Banc of California’s balance sheet and to adequately serve all of the diverse needs of our clients. I could not be prouder of the success we have made in ensuring a strong and durable balance sheet with the best possible liquidity to withstand diverse market conditions.”

The Company also announced that it has accelerated the date of its conference call to discuss third quarter financial results to Wednesday, October 19, 2016 at 7:00 a.m. Pacific Time (PT). Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 8186667. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

18500 Von Karman Ave. • Suite 1100 • Irvine, CA 92612 • (949) 236-5250 • www.bancofcal.com

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates over 100 offices in California and the West.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Vectis Strategies
Timothy Sedabres, (855) 361-2262	David Herbst, (213) 973-4113 x101

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
ASSETS
Cash and cash equivalents	$372,603	$271,732	$215,012	$156,124	$378,963
Time deposits in financial institutions	1,500	1,500	1,500	1,500	1,900
Securities available for sale	1,941,588	1,302,785	1,663,711	833,596	693,219
Securities held to maturity	962,315	962,282	962,262	962,203	529,532
Loans held for sale	846,844	893,782	863,944	668,841	596,565
Loans and leases receivable	6,568,791	6,236,115	5,463,068	5,184,394	4,730,077
Allowance for loan and lease losses	(40,233)	(37,483)	(35,845)	(35,533)	(34,774)
Federal Home Loan Bank and other bank stock	69,190	81,115	61,146	59,069	40,643
Servicing rights, net	63,843	53,650	49,406	50,727	41,646
Other real estate owned, net	275	429	325	1,097	34
Premises and equipment, net	133,228	120,755	114,668	111,539	34,689
Goodwill	39,244	39,244	39,244	39,244	39,244
Other intangible assets, net	15,335	16,514	17,836	19,158	20,504
Deferred income tax	408	7,270	7,441	11,341	13,388
Income tax receivable	12,487	5,904	—	604	2,649
Bank-owned life insurance investment	101,909	101,314	100,734	100,171	99,570
Other assets	127,077	100,754	92,520	71,480	68,961

Total assets	$11,216,404	$10,157,662	$9,616,972	$8,235,555	$7,256,810

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,267,363	$1,093,686	$1,398,728	$1,121,124	$1,011,169
Interest-bearing deposits	7,810,956	6,835,270	5,438,873	5,181,961	4,410,821

Total deposits	9,078,319	7,928,956	6,837,601	6,303,085	5,421,990
Advances from Federal Home Loan Bank	770,000	930,000	1,195,000	930,000	830,000
Securities sold under repurchase agreements	—	—	257,100	—	—
Other borrowings	49,903	—	—	—	—
Notes payable, net	176,579	177,743	260,896	261,876	262,779
Reserve for loss on repurchased loans	11,369	10,438	9,781	9,700	9,098
Income taxes payable	908	—	12,303	1,241	5,939
Accrued expenses and other liabilities	157,902	170,641	176,761	77,248	83,470

Total liabilities	10,244,980	9,217,778	8,749,442	7,583,150	6,613,276
Commitments and contingent liabilities
Preferred stock, Series A, non-cumulative perpetual	—	—	31,934	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual	—	—	10,000	10,000	10,000
Preferred stock, Series C, 8.00% non-cumulative perpetual	37,943	37,943	37,943	37,943	37,943
Preferred stock, Series D, 7.375% non-cumulative perpetual	110,873	110,873	110,873	110,873	110,873
Preferred stock, Series E, 7.00% non-cumulative perpetual	120,255	120,255	120,258	—	—
Common stock	536	510	454	395	393
Common stock, class B non-voting non-convertible	2	2	1	1	—
Additional paid-in capital	611,069	608,303	509,123	429,790	427,599
Retained earnings	112,751	88,385	73,179	63,534	52,277
Treasury stock	(29,070)	(29,070)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	7,065	2,683	2,835	(2,995)	1,585

Total stockholders’ equity	971,424	939,884	867,530	652,405	643,534

Total liabilities and stockholders’ equity	$11,216,404	$10,157,662	$9,616,972	$8,235,555	$7,256,810

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Interest and dividend income
Loans, including fees	$80,370	$73,743	$67,144	$62,248	$60,454	$221,257	$179,308
Securities	19,934	19,393	16,047	11,163	5,054	55,374	9,100
Dividends and other interest-earning assets	1,931	1,504	1,049	788	1,007	4,484	3,731

Total interest and dividend income	102,235	94,640	84,240	74,199	66,515	281,115	192,139
Interest expense
Deposits	11,224	8,385	8,107	6,862	6,395	27,716	18,921
Federal Home Loan Bank advances	1,413	1,966	1,262	890	587	4,641	1,230
Securities sold under repurchase agreements	48	389	160	15	3	597	3
Notes payable and other interest-bearing liabilities	2,589	2,863	4,294	4,366	3,980	9,746	10,334

Total interest expense	15,274	13,603	13,823	12,133	10,965	42,700	30,488

Net interest income	86,961	81,037	70,417	62,066	55,550	238,415	161,651
Provision for loan and lease losses	2,592	1,769	321	1,260	735	4,682	6,209

Net interest income after provision for loan and lease losses	84,369	79,268	70,096	60,806	54,815	233,733	155,442
Noninterest income
Customer service fees	1,566	1,173	848	957	1,118	3,587	3,100
Loan servicing (loss) income	2,096	(3,347)	(5,288)	3,663	(2,254)	(6,539)	(689)
Net gain on sale of securities available for sale	487	12,824	16,789	1,510	1,750	30,100	1,748
Net gain on sale of loans	11,063	2,147	2,195	15,164	9,737	15,405	22,047
Mortgage banking income	50,159	43,795	33,684	30,334	37,015	127,638	114,351
Advisory service fees	—	510	997	1,942	2,294	1,507	7,926
Loan brokerage income	1,384	759	874	678	660	3,017	2,462
Gain on sale of building	—	—	—	—	—	—	9,919
All other income	7,875	7,743	1,860	2,571	407	17,478	2,536

Total noninterest income	74,630	65,604	51,959	56,819	50,727	192,193	163,400
Noninterest expense
Salaries and employee benefits	68,033	61,022	57,183	54,008	53,215	186,238	159,106
Occupancy and equipment	12,728	11,943	11,740	11,200	10,109	36,411	30,205
Professional fees	6,732	6,763	6,212	4,808	5,261	19,707	15,385
Data processing	2,837	2,838	2,194	2,104	2,170	7,869	6,080
Loss on investments in alternative energy partnerships, net	17,660	—	—	—	—	17,660	—
Amortization of intangible assets	1,179	1,322	1,322	1,346	1,401	3,823	4,490
All other expenses	15,093	16,187	10,449	13,193	9,587	41,729	30,276

Total noninterest expense	124,262	100,075	89,100	86,659	81,743	313,437	245,542

Income before income taxes	34,737	44,797	32,955	30,966	23,799	112,489	73,300
Income tax (benefit) expense	(1,200)	18,269	13,268	11,928	9,263	30,337	30,266

Net income	35,937	26,528	19,687	19,038	14,536	82,152	43,034
Preferred stock dividends	5,112	5,114	4,575	3,030	3,040	14,801	6,793

Net income available to common stockholders	$30,825	$21,414	$15,112	$16,008	$11,496	$67,351	$36,241

Basic earnings per total common share	$0.60	$0.44	$0.36	$0.40	$0.29	$1.42	$0.95
Diluted earnings per total common share	$0.59	$0.43	$0.36	$0.39	$0.29	$1.40	$0.93

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Average balances
Total assets	$10,860,257	$10,061,237	$8,833,176	$7,590,781	$6,681,590	$9,921,657	$6,291,536
Total gross loans and leases	7,245,472	6,663,340	5,995,436	5,531,539	5,271,293	6,636,978	5,222,290
Investment Securities	2,776,304	2,696,524	2,128,882	1,506,626	828,326	2,534,788	530,124
Total interest earning assets	10,432,247	9,619,937	8,344,167	7,264,341	6,449,862	9,468,979	6,046,305
Total interest-bearing deposits	7,164,061	5,696,893	5,332,032	4,685,145	4,314,330	6,068,343	4,160,352
Total borrowings	1,297,382	2,067,234	1,309,710	1,141,554	745,959	1,557,157	655,726
Total interest bearing liabilities	8,461,443	7,764,127	6,641,742	5,826,699	5,060,289	7,625,500	4,816,078
Total stockholders’ equity	968,684	898,164	762,923	654,106	645,713	876,922	598,335
Profitability and other ratios
Return on average assets (1)	1.32%	1.06%	0.90%	1.00%	0.86%	1.11%	0.91%
Return on average equity (1)	14.76%	11.88%	10.38%	11.55%	8.93%	12.51%	9.62%
Return on average tangible common equity (2)	19.51%	15.65%	14.46%	16.57%	12.25%	16.84%	13.40%
Dividend payout ratio (3)	20.00%	27.27%	33.33%	30.00%	41.38%	25.35%	37.89%
Net interest spread	3.18%	3.26%	3.22%	3.22%	3.23%	3.22%	3.40%
Net interest margin (1)	3.32%	3.39%	3.39%	3.39%	3.42%	3.36%	3.57%
Noninterest income to total revenue (4)	46.18%	44.74%	42.46%	47.79%	47.73%	44.63%	50.27%
Noninterest income to average total assets (1)	2.73%	2.62%	2.37%	2.97%	3.01%	2.59%	3.47%
Noninterest expense to average total assets (1)	4.55%	4.00%	4.06%	4.53%	4.85%	4.22%	5.22%
Efficiency ratio (5)	76.90%	68.24%	72.81%	72.89%	76.92%	72.79%	75.54%
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships (2) , (5)	62.38%	68.24%	72.81%	72.89%	76.92%	67.23%	75.54%
Average held for investment loans and leases to average deposits	75.92%	82.88%	79.76%	86.88%	86.03%	79.27%	82.63%
Average investment securities to average total assets	25.56%	26.80%	24.10%	19.85%	12.40%	25.55%	8.43%
Average stockholders’ equity to average total assets	8.92%	8.93%	8.64%	8.62%	9.66%	8.84%	9.51%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$37,483	$35,845	$35,533	$34,774	$34,787	$35,533	$29,480
Loans and leases charged off	(393)	(772)	(102)	(718)	(788)	(1,267)	(1,224)
Recoveries	551	641	93	217	40	1,285	309
Provision for loan and lease losses	2,592	1,769	321	1,260	735	4,682	6,209

Balance at end of period	$40,233	$37,483	$35,845	$35,533	$34,774	$40,233	$34,774

Annualized net loan charge-offs to average total gross loans held for investment	-0.01%	0.01%	0.00%	0.04%	0.07%	-0.01%	0.03%
Reserve for loss on repurchased loans
Balance at beginning of period	$10,438	$9,781	$9,700	$9,098	$9,411	$9,700	$8,303
Provision for loan repurchases	1,241	851	379	735	716	2,471	3,617
Change in estimates	—	—	—	846	—	—	—
Utilization of reserve for loan repurchases	(310)	(194)	(298)	(979)	(1,029)	(802)	(2,822)

Balance at end of period	$11,369	$10,438	$9,781	$9,700	$9,098	$11,369	$9,098

(1)	Ratios are presented on an annualized basis.
(2)	Non-GAAP measure. See Non-GAAP measures section for reconciliation of the calculation.
(3)	Dividends declared per common share divided by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(5)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$39,054	$50,494	$36,022	$39,946	$48,550
90+ days delinquent, excluding PCI loans	22,827	28,675	27,469	23,338	23,725

Total delinquent loans, excluding PCI loans	61,881	79,169	63,491	63,284	72,275

PCI loans, 30 to 89 days delinquent	39,113	48,255	44,191	40,291	17,593
PCI loans, 90+ days delinquent	6,145	8,952	9,806	6,894	6,223

Total delinquent PCI loans	45,258	57,207	53,997	47,185	23,816

Total delinquent loans	$107,139	$136,376	$117,488	$110,469	$96,091

Total delinquent non-PCI loans to total non-PCI loans	1.04%	1.44%	1.33%	1.42%	1.66%
Total delinquent loans to gross loans	1.63%	2.19%	2.15%	2.13%	2.03%
Non-performing loans, excluding PCI loans	$35,223	$45,012	$44,216	$45,129	$45,188
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	275	429	325	1,097	34

Non-performing assets	$35,498	$45,441	$44,541	$46,226	$45,222

ALLL to non-performing loans	114.22%	83.27%	81.07%	78.74%	76.95%
Non-performing loans to gross loans	0.54%	0.72%	0.81%	0.87%	0.96%
Non-performing assets to total assets	0.32%	0.45%	0.46%	0.56%	0.62%
Troubled Debt Restructings (TDRs)
Performing TDRs	$11,160	$14,450	$15,128	$7,842	$9,378
Non-performing TDRs	520	2,864	2,545	1,970	2,017

Total TDRs	$11,680	$17,314	$17,673	$9,812	$11,395

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$22,306	$25,661	$26,565	$30,654	$31,008
Collectively evaluated for impairment	4,789,155	4,254,975	3,484,995	3,117,528	2,776,601
Acquired loans not impaired at acquisition
Individually evaluated for impairment	3,397	3,470	3,530	3,629	1,704
Collectively evaluated for impairment	958,135	1,022,696	1,079,711	1,124,874	1,174,573
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	6,581	9,717	9,287	—	—
Collectively evaluated for impairment	146,850	168,352	175,004	194,978	373,634
Acquired with deteriorated credit quality	642,367	751,244	683,976	712,731	372,557

Total loans	$6,568,791	$6,236,115	$5,463,068	$5,184,394	$4,730,077

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$137	$215	$365	$369	$512
Collectively evaluated for impairment	37,858	34,575	32,202	32,713	31,419
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	1,606	1,458	2,061	2,245	2,637
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	528	1,131	1,011	—	—
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	104	104	206	206	206

Total ALLL	$40,233	$37,483	$35,845	$35,533	$34,774

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$18,400	$20,136	$20,781	$21,366	$21,759
Seasoned SFR mortgage loan pools - non-impaired	9,789	11,304	11,862	12,545	27,699
Acquired with deteriorated credit quality	57,780	76,505	66,573	68,372	41,280

Total Discount	$85,969	$107,945	$99,216	$102,283	$90,738

Ratios
To originated loans and leases:
Individually evaluated for impairment	0.61%	0.84%	1.37%	1.20%	1.65%
Collectively evaluated for impairment	0.79%	0.81%	0.92%	1.05%	1.13%
Total ALLL	0.79%	0.81%	0.93%	1.05%	1.14%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	0.53%	0.74%	1.21%	1.08%	1.57%
Collectively evaluated for impairment	0.69%	0.68%	0.75%	0.82%	0.86%
Total ALLL	0.69%	0.68%	0.75%	0.83%	0.87%
Total ALLL and discount (1)	1.00%	1.06%	1.21%	1.33%	1.41%
To total loans and leases:
Individually evaluated for impairment	2.06%	3.46%	3.49%	1.08%	1.57%
Collectively evaluated for impairment	0.67%	0.66%	0.72%	0.79%	0.79%
Total ALLL	0.61%	0.60%	0.66%	0.69%	0.74%
Total ALLL and discount (1)	1.92%	2.33%	2.47%	2.66%	2.65%

(1)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Composition of held for investment loans and leases
Commercial real estate	$721,838	$725,107	$713,693	$727,707	$690,862
Multi-family	1,199,207	1,147,597	1,021,097	904,300	823,415
Construction	99,086	86,852	68,241	55,289	39,475
Commercial and industrial	1,531,041	1,306,866	983,961	876,999	822,690
SBA	67,737	65,477	71,640	57,706	52,985
Lease financing	234,540	228,663	212,836	192,424	162,504

Total commercial loans	3,853,449	3,560,562	3,071,468	2,814,425	2,591,931

Single family residential mortgage	2,601,375	2,555,344	2,282,445	2,255,584	2,013,450
Other consumer	113,967	120,209	109,155	114,385	124,696

Total consumer loans	2,715,342	2,675,553	2,391,600	2,369,969	2,138,146

Total gross loans and leases	$6,568,791	$6,236,115	$5,463,068	$5,184,394	$4,730,077

Composition percentage of held for investment loans and leases
Commercial real estate	11.0%	11.6%	13.1%	14.0%	14.6%
Multi-family	18.3%	18.4%	18.7%	17.4%	17.4%
Construction	1.5%	1.4%	1.2%	1.1%	0.8%
Commercial and industrial	23.3%	21.0%	18.0%	16.9%	17.4%
SBA	1.0%	1.0%	1.3%	1.1%	1.1%
Lease financing	3.6%	3.7%	3.9%	3.7%	3.4%

Total commercial loans	58.7%	57.1%	56.2%	54.2%	54.7%

Single family residential mortgage	39.6%	41.0%	41.8%	43.6%	42.7%
Other consumer	1.7%	1.9%	2.0%	2.2%	2.6%

Total consumer loans	41.3%	42.9%	43.8%	45.8%	45.3%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,267,363	$1,093,686	$1,398,728	$1,121,124	$1,011,169
Interest-bearing checking	2,369,332	2,053,656	2,052,507	1,697,055	1,458,208
Money market	2,900,248	2,343,561	1,534,492	1,479,931	1,238,180
Savings	880,712	909,242	844,177	823,618	814,230
Certificates of deposit	1,660,664	1,528,811	1,007,697	1,181,357	900,203

Total deposits	$9,078,319	$7,928,956	$6,837,601	$6,303,085	$5,421,990

Composition percentage of deposits
Noninterest-bearing checking	14.0%	13.8%	20.5%	17.8%	18.6%
Interest-bearing checking	26.1%	25.9%	30.0%	26.8%	26.9%
Money market	31.9%	29.5%	22.4%	23.5%	22.8%
Savings	9.7%	11.5%	12.3%	13.1%	15.0%
Certificates of deposit	18.3%	19.3%	14.8%	18.8%	16.7%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2016			June 30, 2016			March 31, 2016
	Average		Yield	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,618,879	$24,365	3.70%	$2,428,168	$22,488	3.72%	$2,144,834	$19,808	3.71%
Seasoned SFR mortgage loan pools	907,387	11,924	5.23%	878,068	12,404	5.68%	876,142	12,710	5.83%
Commercial real estate, multi-family, and construction	2,033,718	23,097	4.52%	1,907,649	21,049	4.44%	1,760,646	19,816	4.53%
Commercial and industrial, SBA, and lease financing	1,576,379	19,734	4.98%	1,343,961	16,642	4.98%	1,105,971	13,665	4.97%
Other consumer	109,109	1,250	4.56%	105,494	1,160	4.42%	107,843	1,145	4.27%

Gross loans and leases	7,245,472	80,370	4.41%	6,663,340	73,743	4.45%	5,995,436	67,144	4.50%
Securities	2,776,304	19,934	2.86%	2,696,524	19,393	2.89%	2,128,882	16,047	3.03%
Other interest-earning assets	410,471	1,931	1.87%	260,073	1,504	2.33%	219,849	1,049	1.92%

Total interest-earning assets	10,432,247	102,235	3.90%	9,619,937	94,640	3.96%	8,344,167	84,240	4.06%
Allowance for loan and lease losses	(38,258)			(37,637)			(35,575)
BOLI and non-interest earning assets	466,268			478,937			524,584

Total assets	$10,860,257			$10,061,237			$8,833,176

Interest-bearing liabilities
Savings	$887,973	$1,704	0.76%	$866,051	$1,603	0.74%	$834,965	$1,572	0.76%
Interest-bearing checking	2,300,128	3,972	0.69%	1,981,702	3,135	0.64%	1,900,834	3,244	0.69%
Money market	2,427,356	3,226	0.53%	1,672,662	1,962	0.47%	1,437,332	1,679	0.47%
Certificates of deposit	1,548,604	2,322	0.60%	1,176,478	1,685	0.58%	1,158,901	1,612	0.56%

Total interest-bearing deposits	7,164,061	11,224	0.62%	5,696,893	8,385	0.59%	5,332,032	8,107	0.61%
FHLB advances	1,104,663	1,413	0.51%	1,663,791	1,966	0.48%	955,659	1,262	0.53%
Securities sold under repurchase agreements	12,539	48	1.52%	210,299	389	0.74%	90,395	160	0.71%
Long-term debt and other interest-bearing liabilities	180,180	2,589	5.72%	193,144	2,863	5.96%	263,656	4,294	6.55%

Total interest-bearing liabilities	8,461,443	15,274	0.72%	7,764,127	13,603	0.70%	6,641,742	13,823	0.84%
Noninterest-bearing deposits	1,178,849			1,205,987			1,230,991
Non-interest-bearing liabilities	251,281			192,959			197,520

Total liabilities	9,891,573			9,163,073			8,070,253
Total stockholders’ equity	968,684			898,164			762,923

Total liabilities and stockholders’ equity	$10,860,257			$10,061,237			$8,833,176

Net interest income/spread		$86,961	3.18%		$81,037	3.26%		$70,417	3.22%

Net interest margin			3.32%			3.39%			3.39%
Ratio of interest-earning assets to interest-bearing liabilities	123.29%			123.90%			125.63%
Total deposits	$8,342,910	$11,224	0.54%	$6,902,880	$8,385	0.49%	$6,563,023	$8,107	0.50%
Total funding (1)	$9,640,292	$15,274	0.63%	$8,970,114	$13,603	0.61%	$7,872,733	$13,823	0.71%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	December 31, 2015			September 30, 2015
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,903,331	$17,584	3.67%	$1,966,373	$18,123	3.66%
Seasoned SFR mortgage loan pools	858,601	12,098	5.59%	689,666	10,901	6.27%
Commercial real estate, multi-family, and construction	1,638,329	19,006	4.60%	1,568,975	17,643	4.46%
Commercial and industrial, SBA, and lease financing	1,020,306	12,754	4.96%	914,811	12,125	5.26%
Other consumer	110,972	806	2.88%	131,468	1,662	5.02%

Gross loans and leases	5,531,539	62,248	4.46%	5,271,293	60,454	4.55%
Securities	1,506,626	11,163	2.94%	828,326	5,054	2.42%
Other interest-earning assets	226,176	788	1.38%	350,243	1,007	1.14%

Total interest-earning assets	7,264,341	74,199	4.05%	6,449,862	66,515	4.09%
Allowance for loan and lease losses	(35,894)			(34,810)
BOLI and non-interest earning assets	362,334			266,538

Total assets	$7,590,781			$6,681,590

Interest-bearing liabilities
Savings	$805,445	$1,538	0.76%	$832,006	$1,575	0.75%
Interest-bearing checking	1,475,461	2,663	0.72%	1,282,066	2,273	0.70%
Money market	1,343,683	1,267	0.37%	1,294,554	1,337	0.41%
Certificates of deposit	1,060,556	1,394	0.52%	905,704	1,210	0.53%

Total interest-bearing deposits	4,685,145	6,862	0.58%	4,314,330	6,395	0.59%
FHLB advances	869,457	890	0.41%	476,848	587	0.49%
Securities sold under repurchase agreements	7,010	15	0.85%	2,681	3	0.44%
Long-term debt and other interest-bearing liabilities	265,087	4,366	6.53%	266,430	3,980	5.93%

Total interest-bearing liabilities	5,826,699	12,133	0.83%	5,060,289	10,965	0.86%
Noninterest-bearing deposits	1,037,966			916,670
Non-interest-bearing liabilities	72,010			58,918

Total liabilities	6,936,675			6,035,877
Total stockholders’ equity	654,106			645,713

Total liabilities and stockholders’ equity	$7,590,781			$6,681,590

Net interest income/spread		$62,066	3.22%		$55,550	3.23%

Net interest margin			3.39%			3.42%
Ratio of interest-earning assets to interest-bearing liabilities	124.67%			127.46%
Total deposits	$5,723,111	$6,862	0.48%	$5,231,000	$6,395	0.49%
Total funding (1)	$6,864,665	$12,133	0.70%	$5,976,959	$10,965	0.73%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Nine Months Ended
	September 30, 2016			September 30, 2015
	Average		Yield	Average		Yield
	Balance	Interest	/ Cost	Balance	Interest	/ Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,398,101	$66,661	3.71%	$1,931,759	$54,584	3.78%
Seasoned SFR mortgage loan pools	887,273	37,037	5.58%	624,642	30,004	6.42%
Commercial real estate, multi-family, and construction	1,901,157	63,962	4.49%	1,790,108	61,703	4.61%
Commercial and industrial, SBA, and lease financing	1,342,959	50,041	4.98%	729,529	28,234	5.17%
Other consumer	107,488	3,556	4.42%	146,252	4,783	4.37%

Gross loans and leases	6,636,978	221,257	4.45%	5,222,290	179,308	4.59%
Securities	2,534,788	55,374	2.92%	530,124	9,100	2.30%
Other interest-earning assets	297,213	4,484	2.02%	293,891	3,731	1.70%

Total interest-earning assets	9,468,979	281,115	3.97%	6,046,305	192,139	4.25%
Allowance for loan and lease losses	(37,161)			(31,312)
BOLI and non-interest earning assets	489,839			276,543

Total assets	$9,921,657			$6,291,536

Interest-bearing liabilities
Savings	$863,088	$4,878	0.75%	$881,273	$4,929	0.75%
Interest-bearing checking	2,061,761	10,352	0.67%	1,113,267	6,309	0.76%
Money market	1,847,906	6,867	0.50%	1,177,538	3,324	0.38%
Certificates of deposit	1,295,588	5,619	0.58%	988,274	4,359	0.59%

Total interest-bearing deposits	6,068,343	27,716	0.61%	4,160,352	18,921	0.61%
FHLB advances	1,240,872	4,641	0.50%	446,571	1,230	0.37%
Securities sold under repurchase agreements	104,076	597	0.77%	903	3	0.44%
Long-term debt and other interest-bearing liabilities	212,209	9,746	6.13%	208,252	10,334	6.63%

Total interest-bearing liabilities	7,625,500	42,700	0.75%	4,816,078	30,488	0.85%
Noninterest-bearing deposits	1,205,179			820,385
Non-interest-bearing liabilities	214,056			56,738

Total liabilities	9,044,735			5,693,201
Total stockholders’ equity	876,922			598,335

Total liabilities and stockholders’ equity	$9,921,657			$6,291,536

Net interest income/spread		$238,415	3.22%		$161,651	3.40%

Net interest margin			3.36%			3.57%
Ratio of interest-earning assets to interest-bearing liabilities	124.18%			125.54%
Total deposits	$7,273,522	$27,716	0.51%	$4,980,737	$18,921	0.51%
Total funding (1)	$8,830,679	$42,700	0.65%	$5,636,463	$30,488	0.72%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	12.79%	13.45%	13.59%	11.18%	12.56%
Tier 1 risk-based capital ratio	12.54%	13.14%	13.17%	10.71%	12.06%
Common equity tier 1 capital ratio	8.85%	9.16%	8.14%	7.36%	8.19%
Tier 1 leverage ratio	8.47%	8.87%	9.27%	8.07%	8.97%
Banc of California, NA
Total risk-based capital ratio	14.38%	14.96%	14.03%	13.45%	14.93%
Tier 1 risk-based capital ratio	13.83%	14.38%	13.42%	12.79%	14.19%
Common equity tier 1 capital ratio	13.83%	14.38%	13.42%	12.79%	14.19%
Tier 1 leverage ratio	9.31%	9.70%	9.44%	9.64%	10.53%

Banc of California, Inc.

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible equity to tangible assets, tangible common equity to tangible assets ratios, return on average tangible common equity, and adjusted efficiency ratio are supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity and tangible common equity is calculated by subtracting preferred stock from tangible equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Adjusted efficiency ratio is calucated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pretax return, which includes the loss on investments in alternative energy partnerships, from investments in alternative energy partnerships to noninterest income. Management believes the presentation of these financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	September 30,	June 30,	March 31,	December 31,	September 30,
	2016	2016	2016	2015	2015
Tangible common equity to tangible assets ratio
Total assets	$11,216,404	$10,157,662	$9,616,972	$8,235,555	$7,256,810
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(15,335)	(16,514)	(17,836)	(19,158)	(20,504)

Tangible assets	$11,161,825	$10,101,904	$9,559,892	$8,177,153	$7,197,062

Total stockholders’ equity	$971,424	$939,884	$867,530	$652,405	$643,534
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(39,244)
Less other intangible assets	(15,335)	(16,514)	(17,836)	(19,158)	(20,504)

Tangible equity	916,845	884,126	810,450	594,003	583,786
Less preferred stock	(269,071)	(269,071)	(311,008)	(190,750)	(190,750)

Tangible common equity	$647,774	$615,055	$499,442	$403,253	$393,036

Total stockholders’ equity to total assets	8.66%	9.25%	9.02%	7.92%	8.87%
Tangible equity to tangible assets	8.21%	8.75%	8.48%	7.26%	8.11%
Tangible common equity to tangible assets	5.80%	6.09%	5.22%	4.93%	5.46%
Common stock outstanding	49,531,321	49,478,348	43,907,587	38,002,267	37,751,445
Class B non-voting non-convertible common stock outstanding	201,922	161,841	91,066	37,355	—

Total common stock outstanding	49,733,243	49,640,189	43,998,653	38,039,622	37,751,445

Minimum number of shares issuable under purchase contracts (1)	188,742	218,928	253,155	601,299	828,246

Total common stock outstanding and shares issuable under purchase contracts	49,921,985	49,859,117	44,251,808	38,640,921	38,579,691

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$13.02	$12.39	$11.35	$10.60	$10.41
Book value per common stock	$14.12	$13.51	$12.65	$12.14	$11.99
Tangible common equity per common stock and shares issuable under purchase contracts	$12.98	$12.34	$11.29	$10.44	$10.19
Book value per common stock and shares issuable under purchase contracts	$14.07	$13.45	$12.58	$11.95	$11.74

Banc of California, Inc.

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Return on tangible common equity
Average total stockholders’ equity	$968,684	$898,164	$762,923	$654,106	$645,713	$876,922	$598,335
Less average preferred stock	(269,071)	(269,073)	(260,959)	(190,750)	(190,750)	(266,377)	(151,360)
Less average goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(31,674)	(39,244)	(31,619)
Less average other intangible assets	(16,039)	(17,299)	(18,601)	(19,877)	(21,320)	(17,308)	(23,012)

Average tangible common equity	$644,330	$572,548	$444,119	$404,235	$401,969	$553,993	$392,344

Net income	$35,937	$26,528	$19,687	$19,038	$14,536	$82,152	$43,034
Less preferred stock dividends	(5,112)	(5,114)	(4,575)	(3,030)	(3,040)	(14,801)	(6,793)
Add amortization of intangible assets	1,179	1,322	1,322	1,346	1,401	3,823	4,490
Add impairment on intangible assets	—	—	—	—	—	—	258
Less tax effect on amortization and impairment of intangible assets (1)	(413)	(463)	(463)	(471)	(490)	(1,338)	(1,661)

Net income available to common stockholders	$31,591	$22,273	$15,971	$16,883	$12,407	$69,836	$39,328

Return on average equity	14.76%	11.88%	10.38%	11.55%	8.93%	12.51%	9.62%
Return on average tangible common equity	19.51%	15.65%	14.46%	16.57%	12.25%	16.84%	13.40%

(1) Utilized a 35% effective tax rate

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2016	2016	2016	2015	2015	2016	2015
Adjusted efficiency ratio for including the pre-tax effect of investments in alternative energy partnerships
Noninterest expense	$124,262	$100,075	$89,100	$86,659	$81,743	$313,437	$245,542
Loss on investments in alternative energy partnerships, net	(17,660)	—	—	—	—	(17,660)	—

Adjusted noninterest expense	$106,602	$100,075	$89,100	$86,659	$81,743	$295,777	$245,542

Net interest income	$86,961	$81,037	$70,417	$62,066	$55,550	$238,415	$161,651
Noninterest income	74,630	65,604	51,959	56,819	50,727	192,193	163,400

Total revenue	161,591	146,641	122,376	118,885	106,277	430,608	325,051
Tax credit from investments in alternative energy partnerships	19,357	—	—	—	—	19,357	—
Deferred tax expense on investments in alternative energy partnerships	(3,387)	—	—	—	—	(3,387)	—
Tax effect on tax credit and deferred tax expense (1)	11,002	—	—	—	—	11,002	—
Loss on investments in alternative energy partnerships, net	(17,660)	—	—	—	—	(17,660)	—

Total pre-tax adjustemnts for investments in alternative energy partnerships	9,312	—	—	—	—	9,312	—

Total adjusted revenue	$170,903	$146,641	$122,376	$118,885	$106,277	$439,920	$325,051

Efficiency ratio	76.90%	68.24%	72.81%	72.89%	76.92%	72.79%	75.54%
Adjusted efficiency ratio for excluding the effect of investments in alternative energy partnerships	62.38%	68.24%	72.81%	72.89%	76.92%	67.23%	75.54%

(1) Utilized a 40.79% effective tax rate